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                                                                     EXHIBIT (J)




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendement Number 23 to the Registration Statement (Form N-1A, No. 033-01312) of HSBC Funds Trust and to the use of our report dated February 23, 2000, incorporated by reference therein.




                                        ERNST & YOUNG LLP

New York, New York
April 25, 2000